UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2010
TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number: 001-32504

Delaware	20-2311383

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

Two Westbrook Corporate Center Suite 1070 Westchester, IL	60154

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders.
TreeHouse Foods, Inc. held its Annual Meeting of Shareholders on April 29, 2010. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

	Shares Voted For	Shares Voted Against	Broker Non-Votes
Election of Directors
Diana S. Ferguson	29,575,066	217,229	2,243,418
George V. Bayly	29,380,321	411,974	2,243,418
Gary D. Smith	29,557,590	234,705	2,243,418

	Shares Voted For	Shares Voted Against	Abstentions
Ratification of Auditors	31,873,539	143,687	18,487

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.
Date: April 30, 2010	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Senior Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

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